UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2025

XINDA DBA

TRIBAL RIDES INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-56366	37-1758469
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

26060 Acero, Mission Viejo, CA 92691

(Address of principal executive offices, including zip code)

949-434-7259

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 2, 2025, the board of directors of Tribal Rides International Corp. (the “Company”) approved the dismissal of Olayinka Oyebola & Co. (“Olayinka”) as its independent registered public accounting firm due to recent changes in Olayinka’s status by OTC Markets Group as a Prohibited Service Provider.

On February 07, 2024, we engaged Olayinka Oyebola & Co (Olayinka) as our independent registered public accountant effective immediately. The board approved the engagement of Olayinka. During this period, Olayinka conducted the audit for the fiscal years ending December 31, 2023, and reviewed the quarterly reports. There were no disagreements with Olayinka on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Olayinka, would have caused Olayinka to refer to the matter in its reports on the Company’s financial statements for such periods.

The Company provided Olayinka with a copy of the disclosures in the preceding paragraph and requested that Olayinka furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Olayinka provided a letter dated June 2, 2025, stating its agreement with such statements, which are included as Exhibit 16.1 to this Current Report on Form 8-K.

On June 2, 2025, the Company, based on the decision of its board of directors, approved the engagement of Lao Professionals (“LAO”) to serve as the Company’s independent registered public accounting firm, commencing June 2, 2025. LAO is a member of the Public Company Accounting Oversight Board (PCAOB) in the United States.

During the fiscal years ended December 31, 2024, and 2023, and through the date of the Board of Directors’ decision, the Company did not consult LAO with respect to the application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements. Furthermore, there were no consultations with the LAO on any matters that were the subject of disagreement or a reportable event as defined in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The disclosure under Item 4.01 in this report on Form 8-K is incorporated by reference herein.

Information in this report on form 8-K shall not be deemed "filed" for Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Olayinka Oyebola & Co. dated June 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tribal Rides International Corp.

Date: June 2, 2025	By:	/s/ Adam Clode
Adam Clode, Chief Executive Officer

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